LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 10, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON TARGET RETIREMENT 2015,

LEGG MASON TARGET RETIREMENT 2020,

LEGG MASON TARGET RETIREMENT 2025,

LEGG MASON TARGET RETIREMENT 2030,

LEGG MASON TARGET RETIREMENT 2035,

LEGG MASON TARGET RETIREMENT 2040,

LEGG MASON TARGET RETIREMENT 2045,

LEGG MASON TARGET RETIREMENT 2050 AND

LEGG MASON TARGET RETIREMENT FUND,

DATED JUNE 1, 2014

The funds’ Board of Trustees has determined that it is in the best interests of the funds and their respective shareholders to terminate the funds. The funds are expected to cease operations during the fourth quarter of 2014. Before the termination is effected, and at the discretion of fund management, the assets of the funds will be liquidated and the funds will cease to pursue their investment objectives.

Existing shareholders of the funds who invest in the funds through a systematic investment plan or payroll deduction or those investing through a 401(k) plan or retirement platform will be permitted to purchase shares of the funds for a limited period of time while they select an investment alternative. Shares of the funds are otherwise closed to purchases and incoming exchanges as of the date of this supplement, except for the reinvestment of dividends and distributions, if any.

Shareholders who elect to redeem their shares prior to the completion of the termination of a fund will be redeemed in the ordinary course at the fund’s net asset value per share. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the fund’s prospectus at any time prior to the fund’s cessation of operations. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of a sales charge. Fund shareholders will not be subject to any applicable deferred sales charges resulting from the termination. Any applicable deferred sales charges will also be waived for shareholders who redeem their shares prior to the termination. Each shareholder who remains in a fund until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of a fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

The liquidation of the funds will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of fund shares prior to the termination will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, a fund may declare taxable distributions of its net investment income and net capital gain (including net capital gains, if any, from the liquidation of the assets of a fund) in advance of its regular annual distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis.

Shareholders who purchased their shares directly from a fund and hold their shares through an individual retirement account will receive another communication from the fund prior to the termination regarding their investment.

Shareholders who hold their shares through an individual retirement account (IRA) should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the fund, please contact Legg Mason Shareholder Services at 800-822-5544 between the hours of 8:00 am to 5:30 pm ET to receive instructions to get a replacement check made payable to your IRA. Caution: If you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the funds and of any associated distributions.

Please retain this supplement for future reference.

LMFX016475

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